SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2012 (December 10, 2012)

GENSPERA, INC.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2511 N Loop 1604 W, Suite 204

San Antonio, TX 78258

(Address of Principal Executive Offices)

210-479-8112

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Prior independent registered public accounting firm

On December 10, 2012, GenSpera, Inc., (“Company”) dismissed RBSM, LLP (“RBSM”) as the Company’s independent registered public accounting firm. The dismissal was approved by the Audit Committee of the Company’s board of directors (“Board”) and ratified by the Board.

RBSM’s reports on the financial statements of the Company for the fiscal years ended December 31, 2011 and 2010 and the period from November 21, 2003 (date of inception) through December 31, 2011, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2011 and 2010, the period from November 21, 2003 (date of inception) through December 31, 2011, and for the interim period through December 10, 2012, (a) there were no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreements in its reports on the financial statements of the Company for such years; and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RBSM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested RBSM to furnish the Company with a letter addressed to the SEC stating whether or not RBSM agrees with the statements contained herein. A copy of RBSM’s letter dated December 11, 2012 is attached hereto as Exhibit 16.01.

(b)	New independent registered public accounting firm

On December 10, 2012, the Company engaged Liggett, Vogt & Webb P.A. (“Liggett”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The engagement was approved by the Company’s Audit Committee and ratified by the Board. During the Company’s two most recent fiscal years ended December 31, 2011 and 2010 and the interim period through December 10, 2012, neither the Company nor anyone on its behalf consulted Liggett regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Liggett concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

James Liggett was a partner at RBSM while RBSM was the Company’s independent registered public accounting firm.

It is anticipated that Mr. Liggett will continue to be involved with the Company’s audit at Liggett.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2012

GenSpera, Inc.

By:	/s/ Craig Dionne
Craig Dionne Chief Executive Officer

INDEX OF EXHIBITS

Incorporated by Reference
Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date
16.01	Letter from RBSM, LLP to Securities and Exchange Commission dated December 12, 2012	*